Exhibit 99.1
                                                     LaSalle Re Holdings Limited

                   UNITED STATES BANKRUPTCY COURT
              _______________DISTRICT OF_______________

In re: LaSalle Re Holdings Limited           Case No.             03-12637(MFW)
                                             Reporting Period:    March 2004

                            MONTHLY OPERATING REPORT

         File with Court and submit copy to United States Trustee within
                           20 days after end of month.

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------
                                                                                               Document      Explanation
Required Documents                                                      Form No.               Attached       Attached
------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                             MOR-1                  N/A
     Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (Con't)          N/A
     Copies of bank statements                                                                 N/A
     Cash disbursements journals                                                               N/A
Statement of Operations                                                 MOR-2                  Yes
Balance Sheet                                                           MOR-3                  Yes
Status of Postpetition Taxes                                            MOR-4                  N/A
     Copies of IRS Form 6123 or payment receipt                                                N/A
     Copies of tax returns filed during reporting period                                       N/A
Summary of Unpaid Postpetition Debts                                    MOR-4                  None
     Listing of aged accounts payable                                                          N/A
Accounts Receivable Reconciliation and Aging                            MOR-5                  None
Debtor Questionnaire                                                    MOR-5                  N/A
------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.

/s/ Alan L. Hunte                                     April 20, 2004
--------------------------------------                ----------------------
Signature of Debtor                                   Date

/s/ Alan L. Hunte                                     April 20, 2004
--------------------------------------                ----------------------
Signature of Joint Debtor                             Date

/s/ Alan L. Hunte                                     April 20, 2004
--------------------------------------                ----------------------
Signature of Authorized Individual*                   Date

Alan L. Hunte
--------------------------------------
Printed Name of Authorized Individual*

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.1

                                                     LaSalle Re Holdings Limited

LaSalle Re Holdings Limited                           Case No. 03-12637 (MFW)
         Debtor                              Reporting Period: March 2004

                             Statement of Operations
                               (Income Statement)

========================================================================================
                                                         Month Ended        Cumulative
REVENUES                                                 March 2004       Filing to Date
========================================================================================
Gross Revenues                                           $     --          $        --
----------------------------------------------------------------------------------------
Less: Returns and Allowances                                   --                   --
========================================================================================
Net Revenue                                              $     --          $        --
----------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------
Beginning Inventory                                            --                   --
----------------------------------------------------------------------------------------
Add: Purchases                                                 --                   --
----------------------------------------------------------------------------------------
Add:Cost of Labor                                              --                   --
----------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                           --                   --
----------------------------------------------------------------------------------------
Less: Ending Inventory                                         --                   --
----------------------------------------------------------------------------------------
Cost of Goods Sold                                             --                   --
========================================================================================
Gross Profit                                                   --                   --
----------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------
Advertising                                                    --                   --
----------------------------------------------------------------------------------------
Auto and Truck Expense                                         --                   --
----------------------------------------------------------------------------------------
Bad Debts                                                      --                   --
----------------------------------------------------------------------------------------
Contributions                                                  --                   --
----------------------------------------------------------------------------------------
Employee Benefits Programs                                     --                   --
----------------------------------------------------------------------------------------
Insider compensation*                                          --                   --
----------------------------------------------------------------------------------------
Insurance                                                      --                   --
----------------------------------------------------------------------------------------
Management Fees/Bonuses                                        --                   --
----------------------------------------------------------------------------------------
Office Expense                                                 --                   --
----------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                 --                   --
----------------------------------------------------------------------------------------
Repairs and Maintenance                                        --                   --
----------------------------------------------------------------------------------------
Rent and Lease Expense                                         --                   --
----------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                      --                   --
----------------------------------------------------------------------------------------
Supplies                                                       --                   --
----------------------------------------------------------------------------------------
Taxes-Payroll                                                  --                   --
----------------------------------------------------------------------------------------
Taxes-Real Estate                                              --                   --
----------------------------------------------------------------------------------------
Taxes-Other                                                    --                   --
----------------------------------------------------------------------------------------
Travel and Entertainment                                       --                   --
----------------------------------------------------------------------------------------
Utilities                                                      --                   --
----------------------------------------------------------------------------------------
Other (attach schedule)                                        --                   --
========================================================================================
Total Operating Expenses Before Depreciation                   --                   --
----------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                            --                   --
========================================================================================
Net Profit(Loss) Before Other Income & Expenses                --                   --
----------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
----------------------------------------------------------------------------------------
Other Income (attach schedule)                            141,284           (5,981,312)
----------------------------------------------------------------------------------------
Interest Expense                                               --                   --
----------------------------------------------------------------------------------------
Other Expense (attach schedule)                                --                   --
========================================================================================
Net Profit (Loss) Before Reorganization Items             141,284           (5,981,312)
----------------------------------------------------------------------------------------
REORGANIZATION ITEMS
----------------------------------------------------------------------------------------
Professional Fees                                              --                   --
----------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                    --                   --
----------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
  from Chapter 11 (see continuation sheet)                     --                   --
----------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                              --                   --
----------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                --                   --
========================================================================================
Total Reorganization Expenses                                  --                   --
----------------------------------------------------------------------------------------
Income Taxes                                                   --                   --
========================================================================================
Net Profit (Loss)                                        $141,284          $(5,981,312)
========================================================================================


                                                                      FORM MOR-2

                  STATEMENT OF OPERATIONS - continuation sheet

========================================================================================
                                                         Month Ended        Cumulative
BREAKDOWN OF "OTHER" CATEGORY                            March 2004       Filing to Date
========================================================================================
Other Costs
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Other Operational Expenses
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Other Income
----------------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                             141,284           (5,981,312)
----------------------------------------------------------------------------------------
Total Other Income (Loss)                                $141,284          $(5,981,312)
----------------------------------------------------------------------------------------
Other Expenses
----------------------------------------------------------------------------------------
                                                               --                   --
----------------------------------------------------------------------------------------
Other Reorganization Expenses
----------------------------------------------------------------------------------------
                                                               --                   --
----------------------------------------------------------------------------------------

========================================================================================


                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                     LaSalle Re Holdings Limited

LaSalle Re Holdings Limited                                       03-12637 (MFW)
         Debtor                                                   March 2004

                                  BALANCE SHEET

------------------------------------------------------------------------------------------------------------------------------
                                                                                   BOOK VALUE AT END OF          BOOK VALUE ON
                               ASSETS                                             CURRENT REPORTING MONTH        PETITION DATE
------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
------------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                              --                           --
------------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                                  --
------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                                      --                           --
------------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                               --                           --
------------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                    --                           --
------------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                               --                           --
------------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                         --                           --
------------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                         --                           --
------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                                $          --                $          --
------------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                                 --                           --
------------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                        --                           --
------------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                       --                           --
------------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                         --                           --
------------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                       --                           --
------------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                                  --                           --
------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                          $          --                $          --
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                             --                           --
------------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                         35,000,909                   49,900,000
------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                                  $  35,000,909                $  49,900,000
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                        $  35,000,909                $  49,900,000
==============================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
                                                                                   BOOK VALUE AT END OF          BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                      CURRENT REPORTING MONTH        PETITION DATE
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                               --                           --
------------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                            --                           --
------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                  --                           --
------------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                  --                           --
------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                               --                           --
------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                      --                           --
------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                              --                           --
------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                       --                           --
------------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                               --                           --
------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                      $          --                $          --
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
------------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                   --                           --
------------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                  --                           --
------------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                                 --                    5,804,000
------------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                      $          --                $   5,804,000
------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                   $          --                    5,804,000
------------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
------------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                          95,432,000                   95,432,000
------------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                            307,914,000                  307,914,000
------------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                      --                           --
------------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                         --                           --
------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                     (358,939,000)                (358,939,000)
------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                      (5,981,312)                          --
------------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                          (3,424,779)                    (311,000)
------------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                          --                           --
------------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                    $  35,000,909                $  44,096,000
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                                $  35,000,909                $  49,900,000
==============================================================================================================================


                                                                      FORM MOR-3

                                                                    Exhibit 99.1
                                                     LaSalle Re Holdings Limited

LaSalle Re Holdings Limited                                       03-12637 (MFW)
         Debtor                                                   March 2004

                       BALANCE SHEET - continuation sheet

------------------------------------------------------------------------------------------------------------------------------
                                                                                   BOOK VALUE AT END OF          BOOK VALUE ON
                               ASSETS                                             CURRENT REPORTING MONTH        PETITION DATE
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------------------------------------------
Investment in Unconsolidated Subsidiaries                                              35,000,909                   49,900,000
------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                                  $  35,000,909                 $ 49,900,000
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
------------------------------------------------------------------------------------------------------------------------------
Equity in Subsidiary                                                                   (9,228,779)                    (311,000)
------------------------------------------------------------------------------------------------------------------------------
Reverse preferred share dividend payable                                                5,804,000                           --
------------------------------------------------------------------------------------------------------------------------------
TOTAL ADJUSTMENTS TO OWNER EQUITY                                                   $  (3,424,779)                $   (311,000)
------------------------------------------------------------------------------------------------------------------------------


                                                                      FORM MOR-3